                                2,500,000 SHARES

                            ERGO SCIENCE CORPORATION

                                  COMMON STOCK
                                ($.01 PAR VALUE)

                             UNDERWRITING AGREEMENT
                             ----------------------


                                             August ___, 1996


Cowen & Company
UBS Securities LLC
Needham & Company, Inc.
 As Representatives of the several Underwriters
c/o Cowen & Company
Financial Square
New York, New York  10005

Dear Sirs and Mesdames:

     1.  Introductory.  Ergo Science Corporation, a Delaware corporation (the
         ------------
"Company"), proposes to sell, pursuant to the terms of this Agreement, to the several underwriters named in Schedule A hereto (the "Underwriters," or, each,
                              ----------
an "Underwriter"), an aggregate of 2,500,000 shares of Common Stock, $.01 par value (the "Common Stock"), of the Company. The aggregate of 2,500,000 shares so proposed to be sold is hereinafter referred to as the "Firm Stock." The Company and certain shareholders of the Company named in Schedule B hereto (the
                                                         ----------
"Selling Shareholders," or, each, a "Selling Shareholder"), also propose to sell to the Underwriters, upon the terms and conditions set forth in Section 4 hereof, up to an additional 375,000 shares of Common Stock (the "Optional Stock"). The Optional Stock to be sold by the Selling Shareholders shall be referred to herein as the "Selling Shareholder Stock." The Firm Stock and the Optional Stock are hereinafter collectively referred to as the "Stock." Cowen & Company ("Cowen"), UBS Securities LLC ("UBS") and Needham & Company, Inc. ("Needham") are acting as representatives of the several Underwriters and in such capacity are hereinafter referred to as the "Representatives."

     2.  Representations and Warranties of the Company.  The Company represents
         ---------------------------------------------
and warrants to, and agrees with, the several Underwriters and each Selling Shareholder that:

     (a) A registration statement on Form S-1 (File No. 333-__________) in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective with respect to the Stock, including any preeffective prospectuses included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, copies of which have heretofore been delivered to you, has been prepared by the Company in conformity with the requirements of the Securities Act and has been filed with the Commission under the Securities Act; one or more amendments to such registration statement, including in each case an amended preeffective prospectus, copies of which amendments have heretofore been delivered to you, have been so prepared and filed. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed and must be declared effective before the offering of the Stock may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. The term "Registration Statement" as used in this Agreement shall also include any registration statement relating to the Stock that is filed and becomes effective pursuant to Rule 462(b) under the Securities Act. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement, or, (A) if the prospectus included in the Registration Statement omits information in reliance on Rule 430A under the Securities Act and such information is included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act, the term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement as supplemented by the addition of the Rule 430A information contained in the prospectus filed with the Commission pursuant to Rule 424(b) and (B) if prospectuses that meet the requirements of Section 10(a) of the Securities Act are delivered pursuant to Rule 434 under the Securities Act, then (i) the term "Prospectus" as used in this Agreement means the "prospectus subject to completion" (as such term is defined in Rule 434(g) under the Securities Act) as supplemented by (a) the addition of Rule 430A information or other information contained in the form of prospectus delivered pursuant to Rule 434(b)(2) under the Securities Act or (b) the information contained in the term sheets described in Rule 434(b)(3) under the Securities Act, and (ii) the date of such prospectuses shall be deemed to be the date of the term sheets. The term "Preeffective Prospectus" as used in this Agreement means the prospectus subject to completion in the form included in the Registration Statement at the time of the initial filing of the Registration Statement with the Commission, and as such prospectus shall have been amended from time to time prior to the date of the Prospectus.

     (b) The Commission has not issued or threatened to issue any order preventing or suspending the use of any Preeffective Prospectus, and, at its date of issue, each Preeffective Prospectus conformed in all material respects with the requirements of the Securities Act and did not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and, when the Registration Statement became or becomes effective and at all times subsequent thereto up to and including each of the Closing Dates (as defined herein), the Registration Statement and the Prospectus and any amendments or supplements thereto contained and will contain all material statements and information required to be included therein by the Securities Act and conformed and will conform in all material respects to the requirements of the Securities Act, and neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, included or will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations, warranties and agreements shall not apply to information contained in or omitted from any Preeffective Prospectus or the Registration Statement or the Prospectus or any such amendment or supplement thereto in reliance upon, and in conformity with: (i) written information relating to any Underwriter furnished to the Company by or on behalf of any Underwriter, directly or through you, specifically for use in the preparation thereof, and (ii) written information relating to any Selling Shareholder furnished to the Company by or on behalf of any Selling Shareholder, specifically for use in the preparation thereof; there is no franchise, lease, contract, agreement or document required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed therein as required; and all descriptions of any such franchises, leases, contracts, agreements or documents contained in the Registration Statement are accurate and complete descriptions of such documents in all material respects.

     (c) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as set forth or contemplated in the Prospectus, (i) neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, nor entered into any material transactions not in the ordinary course of business, and (ii) there has not been any material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole, or any change in the capital stock, short-term or long-term debt of the Company and its subsidiaries considered as a whole.

     (d) The financial statements, together with the related notes set forth in the Prospectus, fairly present, on the basis stated in the Registration Statement, the financial position and the results of operations and changes in financial position of the Company and its consolidated subsidiaries at the respective dates or for the respective periods therein specified. Such statements and related notes have been prepared in accordance with generally accepted accounting principles applied on a consistent basis except as may be set forth in the Prospectus. The selected financial data set forth in the Prospectus under the caption "Summary Consolidated Financial Data" fairly present, on the basis stated in the Registration Statement, the information set forth therein.

     (e) Each of Coopers & Lybrand L.L.P. and Ernst & Young LLP, who have expressed their opinions on the audited financial statements and related schedules included in the Registration Statement and the Prospectus are independent public accountants within the meaning of the Securities Act and the Rules and Regulations.

     (f) The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing as corporations under the laws of their respective jurisdictions of organization, with power and authority (corporate and other) to own or lease their properties and to conduct their businesses as described in the Prospectus; the Company is, and each of its subsidiaries are, in possession of and operating in compliance with all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders required for the conduct of its business, all of which are valid and in full force and effect, except where the failure to be in possession of or operate in compliance with such franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders would not have a material adverse effect on the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole; and the Company and each of such subsidiaries are duly qualified or registered to do business and in good standing as foreign corporations in all other jurisdictions where their ownership or leasing of properties or the conduct of their businesses requires such qualification or registration. The Company and each of its subsidiaries have all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public regulatory or governmental agencies and bodies including, without limitation, the United States Food and Drug Administration (the "FDA"), to own, lease and operate their properties and conduct their businesses as now being conducted and as described in the Registration Statement and the Prospectus, and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus. The Company and each of its subsidiaries have made all necessary filings required under any federal, state or foreign law, rule or regulation and have obtained all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits from other persons which are necessary to own or lease their properties and assets and to conduct their businesses, except where the failure to so file or obtain such consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits would not have a material adverse effect on the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole. Neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation, cancellation or modification of any such consent, approval, authorization, order, registration, qualification, license or permit which, singly or in the aggregate, if the subject of any unfavorable decision, ruling, finding or cancellation, could have a material adverse effect on the business or financial condition of the Company and its subsidiaries, taken as a whole. The Company does not own or control, directly or indirectly, any entity other than those listed on the Schedule filed as Exhibit 21 to the Registration Statement.

     (g) The Company's authorized and outstanding capital stock (including the Selling Shareholder Stock) is at June 30, 1996, and will be on the Closing Dates, as set forth under the heading "Capitalization" in the Prospectus; the outstanding shares of Common Stock of the Company conform to the description thereof in the Prospectus and have been duly authorized and validly issued and are fully paid and nonassessable and have been issued in compliance with all federal and state securities laws and were not issued in violation of, and are not subject to, any preemptive rights or similar rights to subscribe for or purchase securities. Except as disclosed in or contemplated by the Prospectus or the financial statements of the Company and related notes thereto included in the Prospectus, the Company does not have outstanding any options or warrants to purchase, or, as of the Closing Dates, any preemptive rights or other rights to subscribe for or to purchase any securities, or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations, except for options granted subsequent to the date of information provided in the Prospectus pursuant to the Company's employee and stock option plans disclosed in the Prospectus. The description of the Company's stock option and other stock plans or arrangements, and the options or other rights granted or exercised thereunder, as set forth in the Prospectus, accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights. All outstanding shares of capital stock of each subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable and (except for directors' qualifying shares) are owned directly by the Company or by another wholly owned subsidiary of the Company free and clear of any liens, encumbrances, equities or claims. Under current law, no restricted securities (as that term is defined under Rule 144 of the Securities Act) of the Company will be eligible for sale under Rule 144 of the Securities Act prior to April 27, 1997.

     (h) The Stock to be issued and sold by the Company to the Underwriters hereunder has been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable and free of any preemptive or similar rights and will conform to the description thereof in the Prospectus.

     (i) Except as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries or affiliates is a party or of which any property of the Company or any subsidiary or affiliate is subject, which, if determined adversely to the Company or any such subsidiary or affiliate, might individually or in the aggregate (i) prevent or adversely affect the transactions contemplated by this Agreement, (ii) suspend the effectiveness of the Registration Statement, (iii) prevent or suspend the use of the Preeffective Prospectus in any jurisdiction or (iv) result in a material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole; and to the best of the Company's knowledge no such proceedings are threatened or contemplated against the Company or any subsidiary or affiliate by governmental authorities or others. The Company is not a party nor subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body or other governmental agency or body. The description of the Company's litigation under the heading "Legal Proceedings and Insurance" in the Prospectus is true and correct and complies with the Rules and Regulations.

     (j) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms or provisions of or constitute a default under any indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of its properties is or may be bound, the Certificate of Incorporation, By-laws or other organizational documents of the Company or any of its subsidiaries, or any law, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or will result in the creation of a lien.

     (k) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or under the Securities Act or the securities or "Blue Sky" laws of any jurisdiction in connection with the purchase and distribution of the Stock by the Underwriters.

     (l) The Company has the full corporate power and authority to enter into this Agreement and to perform its obligations hereunder (including to issue, sell and deliver the Stock to be issued and sold by it), and this Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that rights to indemnity and contribution hereunder may be limited by federal or state securities laws or the public policy underlying such laws and except for the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally.

     (m) The Company and its subsidiaries are in all material respects in compliance with, and conduct their businesses in conformity with, all applicable federal, state, local and foreign laws, rules and regulations of any court or governmental agency or body including, without limitation, those of the FDA; to the knowledge of the Company, otherwise than as set forth in the Registration Statement and the Prospectus, no prospective change in any of such federal or state laws, rules or regulations has been adopted which, when made effective, would have a material adverse effect on the operations of the Company and its subsidiaries considered as a whole. Except as disclosed in the Registration Statement, the Company and its subsidiaries are in compliance with all applicable existing federal, state, local and foreign laws and regulations relating to the protection of human health or the environment or imposing liability or requiring standards of conduct concerning any Hazardous Materials ("Environmental Laws"), except where the failure to so comply would not have a material adverse effect on the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole. The term "Hazardous Material" means
     (i) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl and (v) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

     (n) The Company and its subsidiaries have filed all necessary federal, state, local and foreign income, payroll, franchise and other tax returns and have paid all taxes shown as due thereon or with respect to any of their properties, and there is no tax deficiency that has been, or to the knowledge of the Company is likely to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets that would materially adversely affect the financial position, business or operations of the Company and its subsidiaries.

     (o) No person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement, except for persons and entities who have expressly waived such right or who have been given proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right.

     (p) Neither the Company nor any of its officers, directors or affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

     (q) The Company has provided you with all financial statements since March 31, 1996 through the date hereof that are available to the officers of the Company, including financial statements for the months of April 1996, May 1996, June 1995 and July 1996.

     (r) The Company and its subsidiaries own or possess all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by them or any of them or necessary for the conduct of their respective businesses, as now conducted or hereinafter proposed to be conducted as described in the Prospectus, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and its subsidiaries with respect to the foregoing. To the Company's knowledge, its business as now conducted and as proposed to be conducted does not and will not infringe or conflict with in any material respect patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses or other intellectual property or franchise right of any person or entity. Except as described in the Prospectus, no claim has been made against the Company alleging the infringement by the Company of any patent, trademark, service mark, trade name, copyright, trade secret, license in or other intellectual property right or franchise right of any person or entity.
     The Company has duly and properly filed or caused to be filed with the United States Patent and Trademark Office all United States patent applications described or referred to in the Prospectus. Except as otherwise described in the Prospectus, to the knowledge of the Company, the Company has clear title to its patents and patent applications referred to in the Prospectus.

     (s) The Company and its subsidiaries have performed all material obligations required to be performed by them under all contracts required by Item 601(b)(10) of Regulation S-K under the Securities Act to be filed as exhibits to the Registration Statement, and neither the Company nor any of its subsidiaries nor any other party to such contract is in default under or in breach of any such obligations, except where such default or breach would not have a material adverse effect on the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole. Neither the Company nor any of its subsidiaries has received any notice of such default or breach.

     (t) The Company is not involved in any labor dispute nor is any such dispute threatened. The Company is not aware that (A) any executive, key employee or significant group of employees of the Company or any subsidiary plans to terminate employment with the Company or any such subsidiary or
     (B) any such executive or key employee is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Company and its subsidiaries. Neither the Company nor any subsidiary has or expects to have any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which the Company or any subsidiary makes or ever has made a contribution and in which any employee of the Company or any subsidiary is or has ever been a participant. With respect to such plans, the Company and each subsidiary are in compliance in all material respects with all applicable provisions of ERISA.

     (u) The Company has obtained the written agreement described in Section 9(k) of this Agreement from each of its officers, directors and holders of Common Stock listed on Schedule C hereto.
                            ----------

     (v) The Company and its subsidiaries have, and the Company and its subsidiaries as of the Closing Dates will have, good and indefeasible title in fee simple to all real property and good and marketable title to all personal property owned or proposed to be owned by them which is material to the business of the Company or of its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as would not have a material adverse effect on the Company and its subsidiaries considered as a whole; and any real property and buildings held under lease by the Company and its subsidiaries or proposed to be held after giving effect to the transactions described in the Prospectus are, or will be as of the Closing Dates, held by them under valid, subsisting and enforceable leases with such exceptions as would not have a material adverse effect on the Company and its subsidiaries considered as a whole, in each case except as described in or contemplated by the Prospectus.

     (w) The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Prospectus; and neither the Company nor any subsidiary of the Company has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their businesses at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries considered as a whole.

     (x) Except as set forth under the caption "Underwriting" in the Prospectus, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder's fee or other fee or commission as a result of any of the transactions contemplated by this Agreement.

     (y) The Company has complied with all provisions of Section 517.075 Florida Statutes (Chapter 92-198; Laws of Florida).

     (z) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets;
     (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (aa) To the Company's knowledge, neither the Company nor any of its subsidiaries nor any employee or agent of the Company or any of its subsidiaries has made any payment of funds of the Company or any of its subsidiaries or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

     (bb) Neither the Company nor any of its subsidiaries is an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

     (cc) Each certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company as to the matters covered thereby.

     3.  Representations and Warranties of the Selling Shareholders.  Each
         ----------------------------------------------------------
Selling Shareholder, severally and not jointly, represents and warrants to, and agrees with, each Underwriter and the Company that:

     (a) Such Selling Shareholder now has and on the Option Closing Date will have valid title to such of the Selling Shareholder Stock as is then to be sold by such Selling Shareholder, and on the date hereof has valid and transferable title to such of the Selling Shareholder Stock as is to be sold by such Selling Shareholder, in each case free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than pursuant to this Agreement; such Selling Shareholder has full right, power and authority to sell, assign, transfer and deliver the Selling Shareholder Stock to be sold by such Selling Shareholder hereunder; and upon delivery of such Selling Shareholder Stock hereunder and payment of the purchase price as herein contemplated, each of the Underwriters will obtain valid and transferable title to the Selling Shareholder Stock purchased by it from such Selling Shareholder, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, including any liability for estate or inheritance taxes, or any liability to or claims of any creditor, devisee, legatee or beneficiary of such Selling Shareholder.

     (b) Such Selling Shareholder has duly authorized (if applicable), executed and delivered, in the form heretofore furnished to the Representatives, a Power of Attorney (the "Power of Attorney") appointing J. Warren Huff and Alan T. Barber, or any of them as attorneys-in-fact (collectively, the "Attorneys" and individually, an "Attorney") and a Letter of Transmittal and Custody Agreement (the "Custody Agreement") with the Company as custodian (the "Custodian"); each of the Power of Attorney and the Custody Agreement constitutes a valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; and each of such Attorneys, acting alone, is authorized to execute and deliver this Agreement and the certificate referred to in Section 9(l) hereof on behalf of such Selling Shareholder, to determine the purchase price to be paid by the several Underwriters to such Selling Shareholder as provided in Section 4 hereof, to authorize the delivery of the Selling Shareholder Stock under this Agreement and to duly endorse (in blank or otherwise) the certificate or certificates representing such Selling Shareholder Stock or a stock power or powers with respect thereto, to accept payment therefor, and otherwise to act on behalf of such Selling Shareholder in connection with this Agreement. Certificates in negotiable form for all Selling Shareholder Stock to be sold by such Selling Shareholder under this Agreement together with a stock power or powers duly endorsed in blank by such Selling Shareholder, have been placed in custody with the Custodian for the purpose of effecting delivery hereunder.

     (c) All authorizations, approvals, consents and orders necessary for the execution and delivery by such Selling Shareholder of the Power of Attorney and the Custody Agreement, the execution and delivery by or on behalf of such Selling Shareholder of this Agreement and the sale and delivery of the Selling Shareholder Stock under this Agreement (other than, at the time of the execution hereof (if the Registration Statement has not yet been declared effective by the Commission), the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary from the NASD or under state or other securities or Blue Sky laws) have been obtained and are in full force and effect; and such Selling Shareholder has full right, power and authority to enter into and perform its obligations under this Agreement and such Power of Attorney and Custody Agreement, and to sell, assign, transfer and deliver the Selling Shareholder Stock to be sold by such Selling Shareholder under this Agreement.

     (d) This Agreement has been duly executed and delivered by or on behalf of such Selling Shareholder and is a valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms, except as the indemnification and contribution provisions hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the creditors' rights generally or by general equitable principles; and the performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach of or default under any material bond, debenture, note or other evidence of indebtedness, or any material contract, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder or Selling Shareholder Stock hereunder may be bound or, to the best of such Selling Shareholder's knowledge, result in any violation of any law, order, rule, regulation, writ, injunction or decree of any court or governmental agency or body.

     (e) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Stock.

     (f) Other than as permitted by the Securities Act, such Selling Shareholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Stock.

     (g) All information furnished by or on behalf of such Selling Shareholder relating to such Selling Shareholder and the Selling Shareholder Stock that is contained in the representations and warranties of such Selling Shareholder in such Selling Shareholder's Power of Attorney or set forth in the Registration Statement and the Prospectus is, and on the Option Closing Date will be, true, correct and complete in all material respects, and does not, and on the Option Closing Date will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make such statements not misleading, in light of the circumstances under which they were made.

     (h) Such Selling Shareholder will review the Prospectus and will comply with all agreements and satisfy all conditions on its part to be complied with or satisfied pursuant to this Agreement on or prior to the Option Closing Date, and will advise one of its Attorneys prior to the Option Closing Date if any statement to be made on behalf of such Selling Shareholder in the certificate contemplated by Section 9(l) hereof would be inaccurate if made as of the Option Closing Date.

     (i) Such Selling Shareholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Optional Stock that is to be sold by the Company or any of the other Selling Shareholders to the Underwriters pursuant to this Agreement; and such Selling Shareholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

     (j) Such Selling Shareholder is not aware that any of the representations and warranties of the Company set forth in Section 2 above is untrue or inaccurate in any material respect.

     4.  Purchase by, and Sale and Delivery to, Underwriters--Closing Dates.
         ------------------------------------------------------------------
The Company agrees to sell to the Underwriters the Firm Stock, and on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase the Firm Stock from the Company, the number of shares of Firm Stock to be purchased by each Underwriter being set opposite its name in Schedule A, subject to adjustment in accordance with
                     ----------
Section 13 hereof.

     The purchase price per share to be paid by the Underwriters to the Company will be $_____ per share (the "Purchase Price").

     The Company will deliver the Firm Stock to the Representatives for the respective accounts of the several Underwriters (in the form of definitive certificates, issued in such names and in such denominations as the Representatives may direct by notice in writing to the Company given at or prior to 12:00 Noon, Boston Time, on the second full business day preceding the First Closing Date (as defined below) or, if no such direction is received, in the names of the respective Underwriters or in such other names as Cowen may designate (solely for the purpose of administrative convenience) and in such denominations as Cowen may determine) against payment of the aggregate Purchase Price therefor by certified or official bank check or checks in Clearing House funds (next day funds), payable to the order of the Company, all at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111. The time and date of the delivery and closing shall be at 10:00 A.M., Boston Time, on August __, 1996, in accordance with Rule 15c6-1 of the Exchange Act. The time and date of such payment and delivery are herein referred to as the "First Closing Date." The First Closing Date and the location of delivery of, and the form of payment for, the Firm Stock may be varied by agreement between the Company and Cowen. The Closing Date may be postponed pursuant to the provisions of Section 13 hereof.

     The Company shall make the certificates for the Firm Stock available to the Representatives for examination on behalf of the Underwriters not later than 10:00 A.M., Boston Time, on the business day preceding the First Closing Date at the offices of Cowen & Company, Financial Square, New York, New York 10005.

     It is understood that Cowen, UBS or Needham, individually and not as Representatives of the several Underwriters, may (but shall not be obligated to) make payment to the Company on behalf of any Underwriter or Underwriters, for the Stock to be purchased by such Underwriter or Underwriters. Any such payment by Cowen, UBS or Needham shall not relieve such Underwriter or Underwriters from any of its or their other obligations hereunder.

     The several Underwriters agree to make a public offering of the Firm Stock at the public offering price as soon after the effectiveness of the Registration Statement as in their judgment is advisable. The Representatives shall promptly advise the Company of the making of the public offering.

     For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Stock as contemplated by the Prospectus, the Company and the Selling Shareholders hereby grant to the Underwriters an option to purchase, severally and not jointly, up to 375,000 additional shares of Common Stock. The price per share to be paid for the Optional Stock shall be the Purchase Price. The option granted hereby may be exercised as to all or any part of the Optional Stock at any time, and from time to time not more than thirty (30) days subsequent to the effective date of this Agreement. No

Optional Stock shall be sold and delivered unless the Firm Stock previously has been, or simultaneously is, sold and delivered. The right to purchase the Optional Stock or any portion thereof may be surrendered and terminated at any time upon notice by the Underwriters to the Company.

     The option granted hereby may be exercised by the Underwriters by giving written notice from Cowen to the Company and the Custodian setting forth the number of shares of the Optional Stock to be purchased by them and the date and time for delivery of and payment for the Optional Stock. Each date and time for delivery of and payment for the Optional Stock (which may be the First Closing Date, but not earlier) is herein called the "Option Closing Date" and shall in no event be earlier than two (2) business days nor later than ten (10) business days after written notice is given. (The Option Closing Date and the First Closing Date are herein called the "Closing Dates".) All purchases of Optional Stock from the Company and the Selling Shareholders shall be made on a pro rata basis. The Optional Stock shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Firm Stock set forth opposite such Underwriter's name in Schedule A hereto bears to the total
                                          ----------
number of shares of Firm Stock (subject to adjustment by the Underwriters to eliminate odd lots). All sales of Optional Stock by the Company and the Selling Shareholders shall be made on a pro rata basis. The Optional Stock shall be sold by the Company and the Selling Shareholders in the same proportion as the number of shares of Optional Stock set forth opposite their name in Schedule D
                                                                    ----------
hereto bears to the total number of shares of Optional Stock (subject to adjustment to eliminate fractional shares). Upon exercise of the option by the Underwriters, the Company and the Selling Shareholders agree to sell, severally and not jointly, to the Underwriters the number of shares of Optional Stock determined in the manner set forth in the immediately preceding sentence that, in the aggregate, equal the number of shares of Optional Stock set forth in the written notice of exercise and the Underwriters agree, severally and not jointly and subject to the terms and conditions herein set forth, to purchase the number of such shares determined as aforesaid.

     The certificates in negotiable form for the Selling Shareholder Stock have been placed in custody (for delivery under this Agreement) under the Custody Agreement. Each Selling Shareholder agrees that the certificate representing the Selling Shareholder Stock of such Selling Shareholder so held in custody is subject to the interests of the Underwriters hereunder, that the arrangements made by such Selling Shareholder for such custody, including the Power of Attorney, is to that extent irrevocable and that the obligations of such Selling Shareholder hereunder shall not be terminated by the act of such Selling Shareholder or by operation of law, whether by the death or incapacity of such Selling Shareholder or the occurrence of any other event, except as specifically provided herein or in the Custody Agreement. If any Selling Shareholder should die or be incapacitated, or if any other such event should occur, before the delivery of the certificates for the Selling Shareholder Stock hereunder, the Selling Shareholder Stock to be sold by such Selling Shareholder shall, except as specifically provided herein or in the Custody Agreement, be delivered by the

Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity or other event had not occurred, regardless of whether the Custodian shall have received notice of such death, incapacity or other event.

     The Company will deliver the Optional Stock to the Underwriters (in the form of definitive certificates, issued in such names and in such denominations as the Representatives may direct by notice in writing to the Company given at or prior to 12:00 Noon, Boston Time, on the second full business day preceding the Option Closing Date or, if no such direction is received, in the names of the respective Underwriters or in such other names as Cowen may designate (solely for the purpose of administrative convenience) and in such denominations as Cowen may determine, against payment of the aggregate Purchase Price therefor by certified or official bank check or checks in Clearing House funds (next day funds), payable to the order of the Company with regard to the Optional Stock being purchased from the Company, and to the order of the Custodian for the respective accounts of the Selling Shareholders with regard to the Selling Shareholder Shares being purchased from such Selling Shareholders, all at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts 02111. The Company shall make the certificates for the Optional Stock available to the Underwriters for examination not later than 10:00 A.M., Boston Time, on the business day preceding the Option Closing Date at the offices of Cowen & Company, Financial Square, New York, New York 10005. The Option Closing Date and the location of delivery of, and the form of payment for, the Optional Stock may be varied by agreement between the Custodian and Cowen. The Option Closing Date may be postponed pursuant to the provisions of Section 13 hereof.

     Upon exercise of any option provided for in Section 4 hereof, the obligations of the Underwriters to purchase such Optional Stock will be subject (as of the date hereof and as of the date of payment for such Optional Stock) to the accuracy of any compliance with the representations and warranties of the Company and the Selling Shareholders herein, to the accuracy of the statements of the Company, the Selling Shareholders and officers of the Company made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their respective obligations hereunder, and to the condition that all proceedings taken at or prior to the payment date in connection with the sale and transfer of such Optional Stock shall be reasonably satisfactory in form and substance to the Representatives, and the Representatives shall have been furnished with all such documents, certificates and opinions as the Representatives may reasonably request in order to evidence the accuracy and completeness of any of the representations, warranties or statements, the performance of any of the covenants of the Company and the Selling Shareholders or the compliance with any of the conditions herein contained.

     5.  Covenants and Agreements of the Company and the Selling Shareholders.
         --------------------------------------------------------------------

     (a) The Company covenants and agrees with the several Underwriters that:

             (i) The Company will (i) if the Company and the Representatives have determined not to proceed pursuant to Rule 430A, use its best efforts to cause the Registration Statement to become effective, (ii) if the Company and the Representatives have determined to proceed pursuant to Rule 430A, use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to Rule 430A and Rule 424 of the Rules and Regulations and
          (iii) if the Company and the Representatives have determined to deliver Prospectuses pursuant to Rule 434 of the Rules and Regulations, to use its best efforts to comply with all the applicable provisions thereof. The Company will advise the Representatives promptly as to the time at which the Registration Statement becomes effective, will advise the Representatives promptly of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the institution of any proceedings for that purpose, and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible the lifting thereof, if issued. The Company will advise the Representatives promptly of the receipt of any comments of the Commission or any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for additional information and will not at any time file any amendment to the Registration Statement or supplement to the Prospectus which shall not previously have been submitted to the Representatives a reasonable time prior to the proposed filing thereof or to which the Representatives shall reasonably object in writing or which is not in compliance with the Securities Act and the Rules and Regulations.

             (ii) The Company will prepare and file with the Commission, promptly upon the request of the Representatives, any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may be necessary to enable the several Underwriters to continue the distribution of the Stock and will use its best efforts to cause the same to become effective as promptly as possible.

             (iii) If at any time after the effective date of the Registration Statement when a prospectus relating to the Stock is required to be delivered under the Securities Act any event relating to or affecting the Company or any of its subsidiaries occurs as a result of which the Prospectus or any other prospectus as then in effect would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Securities Act, the Company will promptly notify the Representatives thereof and will prepare an amended or supplemented prospectus which will correct such statement or omission; and in case any Underwriter is required to deliver a prospectus relating to the Stock nine (9) months or more after the effective date of the Registration Statement, the Company upon the request of the Representatives and at the expense of such Underwriter will prepare promptly such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act.

             (iv) The Company will deliver to the Representatives, at or before the Closing Dates, signed copies of the Registration Statement, as originally filed with the Commission, and all amendments thereto including all financial statements and exhibits thereto, and will deliver to the Representatives such number of copies of the Registration Statement, including such financial statements but without exhibits, and all amendments thereto, as the Representatives may reasonably request. The Company will deliver or mail to or upon the order of the Representatives, from time to time until the effective date of the Registration Statement, as many copies of the Preeffective Prospectus as the Representatives may reasonably request. The Company will deliver or mail to or upon the order of the Representatives on the date of the public offering, and thereafter from time to time during the period when delivery of a prospectus relating to the Stock is required under the Securities Act, as many copies of the Prospectus, in final form or as thereafter amended or supplemented as the Representatives may reasonably request; provided, however, that the expense of the preparation and delivery of any prospectus required for use nine (9) months or more after the effective date of the Registration Statement shall be borne by the Underwriters required to deliver such prospectus.

             (v) The Company will make generally available to its stockholders as soon as practicable, but not later than fifteen (15) months after the effective date of the Registration Statement, an earnings statement which will be in reasonable detail (but which need not be audited) and which will comply with Section 11(a) of the Securities Act, covering a period of at least twelve (12) months beginning after the "effective date" (as defined in Rule 158 under the Securities
          Act).

             (vi) The Company will cooperate with the Representatives to enable the Stock to be registered or qualified for offering and sale by the Underwriters and by dealers under the securities laws of such jurisdictions as the Representatives may designate and at the request of the Representatives will make such applications and furnish such consents to service of process or other documents as may be required of it as the issuer of the Stock for that purpose; provided, however, that the Company shall not be required to qualify to do business or to file a general consent (other than that arising out of the offering or sale of the Stock) to service of process in any such jurisdiction where it is not now so subject. The Company will, from time to time, prepare and file such statements and reports as are or may be required of it as the issuer of the Stock to continue such qualifications in effect for so long a period as the Representatives may reasonably request for the distribution of the Stock. The Company will advise the Representatives promptly after the Company becomes aware of the suspension of the qualifications or registration of (or any such exception relating to) the Common Stock of the Company for offering, sale or trading in any jurisdiction or of any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any orders suspending such qualifications, registration or exception, the Company will, with the cooperation of the Representatives, use its best efforts to obtain the withdrawal thereof.

             (vii) The Company will furnish to its stockholders annual reports containing financial statements certified by independent public accountants and with quarterly summary financial information in reasonable detail which may be unaudited. During the period of five
          (5) years from the date hereof, the Company will deliver to the Representatives and, upon request, to each of the other Underwriters, as soon as they are available, copies of each annual report and any proxy statement of the Company furnished by the Company to its stockholders and will deliver to the Representatives, (i) as soon as they are available, copies of any other reports (financial or other) which the Company shall publish or otherwise make available to any of its stockholders as such, (ii) as soon as they are available, copies of any reports and financial statements of the Company furnished to or filed with the Commission or the NASD or any securities exchange and
          (iii) from time to time such other information concerning the Company as you may request. So long as the Company has active subsidiaries, such financial statements will be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally. Separate financial statements shall be furnished for all subsidiaries whose accounts are not consolidated but which at the time are significant subsidiaries as defined in the Rules and Regulations.

             (viii) The Company will give notice of issuance to the Nasdaq National Market of the Stock to be issued and sold by the Company.

             (ix) The Company will maintain a transfer agent and registrar for its Common Stock.

             (x) For a period of 24 months after the date of this Agreement, prior to filing its quarterly reports on Form 10-Q, the Company will provide copies of such reports to its independent auditors and will not file such reports until it has received comments thereon from its independent auditors.

             (xi) The Company will not offer, sell, assign, transfer, encumber, contract to sell, grant an option to purchase or otherwise dispose of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock during the ninety (90) days following the effective date of the Registration Statement, other than (i) the Company's sale of Common Stock hereunder, (ii) the Company's issuance of Common Stock upon the exercise of warrants and stock options which are or will be outstanding as of the Closing Dates and described in the Prospectus, (iii) the Company's issuance of awards under its Amended and Restated 1995 Long-Term Incentive Plan, as amended, and (iv) the Company's issuance of options under its Stock Option Plan for Non-Employee Directors.

             (xii) The Company will apply the net proceeds from the sale of the Stock as set forth in the description under "Use of Proceeds" in the Prospectus, which description complies in all respects with the requirements of Item 504 of Regulation S-K.

             (xiii) The Company will supply you with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Stock under the Securities Act, and by Nasdaq, in connection with the listing of the Stock on the Nasdaq Stock Market, National Market System.

             (xiv) Prior to the Closing Dates the Company will furnish to you, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company and its subsidiaries for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

             (xv) Prior to the Closing Dates the Company will issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company or any of its subsidiaries, the financial condition, results of operation, business, prospects, assets or liabilities of the Company or any of its subsidiaries, or the offering of the Stock, without your prior written consent.

     (b) Each of the Selling Shareholders covenants and agrees with the several Underwriters that:

             (i) It will not offer, sell, contract to sell, grant any option to purchase or acquire any right to dispose or otherwise dispose for value, any shares of Common Stock of the Company or any securities convertible into, or exchangeable for, or warrants to purchase, any shares of Company Common Stock (including, without limitation, Common Stock which may be deemed to be beneficially owned by such Selling Shareholder in accordance with the Rules and Regulations) or request for the registration of the offer or sale of any of the foregoing for a period of ninety (90) days after the date hereof otherwise than hereunder or with the prior written consent of Cowen, other than pursuant to bona fide gifts to persons who agree in writing to be bound by the same restrictions and other than securities acquired by such Selling Shareholder in the public markets.

             (ii) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 and the Interest and Dividend Tax Compliance Act of 1983 with respect to the transactions herein contemplated, each of the Selling Shareholders agrees to deliver to the Representatives prior to or at the Option Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

             (iii) Such Selling Shareholder will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

     6.  Payment of Expenses. The Company will pay (directly or by
         -------------------
reimbursement) all costs, fees and expenses incurred in connection with and expenses incident to the performance of the obligations of the Company and the Selling Shareholders under this Agreement and in connection with the transactions contemplated hereby, including but not limited to (i) all expenses and taxes incident to the issuance and delivery of the Stock to the Representatives; (ii) all expenses incident to the registration of the Stock under the Securities Act; (iii) the costs of preparing stock certificates (including printing and engraving costs); (iv) all fees and expenses of the registrar and transfer agent of the Stock; (v) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Stock to the Underwriters; (vi) fees and expenses of the Company's counsel and the Company's independent accountants; (vii) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the

Registration Statement, each Preeffective Prospectus and the Prospectus (including all exhibits and financial statements) and all amendments and supplements provided for herein; (viii) all costs and expenses incurred in connection with the copying, shipping and distribution of the "Agreement Among Underwriters" between the Representatives and the Underwriters, the Master Selected Dealers' Agreement, the Underwriters' Questionnaire, the Blue Sky memoranda and this Agreement; (ix) all filing fees, attorneys' fees and expenses incurred by the Company or the Underwriters in connection with exemptions from the qualifying or registering (or obtaining qualification or registration of) all or any part of the Stock for offer and sale and determination of its eligibility for investment under the Blue Sky or other securities laws of such jurisdictions as the Representatives may designate; (xi) all fees and expenses paid or incurred in connection with filings made with the NASD; and (xii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. Except as provided in this Section 6, Section 7 and Section 12, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on the resale of the Stock by them and advertising expenses connected with any offers that they may make. To the extent, if at all, that any of the Selling Shareholders engage special legal counsel to represent them in connection with this offering, the fees and expenses of such counsel shall be borne by such Selling Shareholder. Any transfer taxes imposed on the sale of the Stock to the several Underwriters will be borne by the Company and the Selling Shareholders pro rata. The provisions of this Section 6 are intended to relieve the Underwriters from the payment of the expenses and costs which the Selling Shareholders and the Company hereby agree to pay, but shall not affect any agreement which the Selling Shareholders and the Company may make, or may have made, for the sharing of any of such expenses and costs. Such agreements shall not impair the obligations of the Company and the Selling Shareholders hereunder to the several Underwriters.

     7.  Indemnification and Contribution.  (a) The Company agrees to indemnify
         --------------------------------
and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of the Securities Act and the respective officers, directors, partners, employees, representatives and agents of each such Underwriter (collectively, the "Underwriter Indemnified Parties" and, each, an "Underwriter Indemnified Party"), against any losses, claims, damages, liabilities or expenses (including the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which may be based upon the Securities Act, or any other statute or at common law, on the ground or alleged ground that any Preeffective Prospectus, the Registration Statement or the Prospectus (or any Preeffective Prospectus, the Registration Statement or the Prospectus as from time to time amended or supplemented) includes or allegedly includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with: (i) written information furnished to the Company by any Underwriter, directly or through the Representatives, specifically for use in the preparation thereof or
(ii) written information related to any Selling Shareholder furnished to the Company by or on behalf of such Selling Shareholder, specifically for use in the preparation thereof. The Company will be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but if the Company elects to assume the defense, such defense shall be conducted by counsel chosen by it. In the event the Company elects to assume the defense of any such suit and retain such counsel, any of the Underwriter Indemnified Parties, defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless (i) the Company shall have specifically authorized the retaining of such counsel or (ii) the parties to such suit include any such Underwriter Indemnified Parties, and the Company and such Underwriter Indemnified Parties at law or in equity have been advised by counsel to the Underwriters that one or more legal defenses may be available to it or them which may not be available to the Company, in which case the Company shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the fees and expenses of such counsel. It is agreed, however, that the Company shall not, in connection with any suit or proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (except for the fees and expenses of any firm with overall management responsibility for such suit or proceeding). The Company shall not be liable for the settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgement for the plaintiff, the Company shall indemnify the Underwriter Indemnified Parties from and against any loss or liability by reason of such settlement or judgement. This indemnity agreement is not exclusive and will be in addition to any liability which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Underwriter Indemnified Party.

     (b) Each Selling Shareholder, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act and each Selling Shareholder (collectively, the "Company Indemnified Parties") and each Underwriter Indemnified Party against any losses, claims, damages, liabilities or expenses (including the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith) which may be based upon the Securities Act, or any other statute or at common law, on the ground or alleged ground that any Preeffective Prospectus, the Registration Statement or the Prospectus (or any Preeffective Prospectus, the Registration Statement or the Prospectus as from time to time amended or supplemented) includes or allegedly includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of such Selling Shareholder, specifically for use in the preparation thereof. In no event, however, shall the liability of any Selling Shareholder for indemnification under this Section 7(b) exceed the proceeds received by such Selling Shareholder from the Underwriters in the offering. Any such Selling Shareholder will be entitled to participate at its own expense in the defense. It is agreed, however, that the Selling Shareholder shall not, in connection with any suit or proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm for the Company and the Underwriters (except for the fees and expenses of any firm with overall management responsibility for such suit or proceeding). Except as otherwise indicated herein, the Selling Shareholder shall not be liable for the settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgement for the plaintiff, the Selling Shareholder shall indemnify the Underwriter Indemnified Parties from and against any loss or liability by reason of such settlement or judgement. If at any time an Underwriter Indemnified Party or Company Indemnified Party shall have requested a Selling Shareholder to reimburse such Underwriter Indemnified Party or Company Indemnified Party for fees and expenses of counsel, such Selling Shareholder agrees that it shall be liable for any settlement of the nature contemplated by this Section 7 effected without its written consent if: (i) such settlement is entered into more than forty-five (45) days after receipt by such Selling Shareholder of the aforesaid request, (ii) such Selling Shareholder shall have received notice of the terms of such settlement at least thirty (30) days prior to such settlement being entered into and (iii) such Selling Shareholder shall not have reimbursed such Underwriter Indemnified Party or Company Indemnified Party in accordance with such request prior to the date of such settlement. This indemnity agreement is not exclusive and will be in addition to any liability which a Selling Shareholder might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Underwriter Indemnified Party.

     (c) Each Underwriter severally agrees to indemnify and hold harmless the Company Indemnifed Parties against any losses, claims, damages, liabilities or expenses (including, unless the Underwriter or Underwriters elect to assume the defense, the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which arise out of or are based in whole or in part upon the Securities Act, the Exchange Act or any other federal, state, local or foreign statute or regulation, or at common law, on the ground or alleged ground that any Preeffective Prospectus, the Registration Statement or the Prospectus (or any Preeffective Prospectus, the Registration Statement or the Prospectus, as from time to time amended and supplemented) includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, but only insofar as any such statement or omission was made in reliance upon, and in conformity with, written information relating to such Underwriter furnished to the Company or such Selling Shareholder by such Underwriter, directly or through the Representatives, specifically for use in the preparation thereof; provided, however, that in no case is such Underwriter to be liable with respect to any claims made against any Company Indemnified Party against whom the action is brought unless such Company Indemnified Party shall have notified such Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Company Indemnified Party, but failure to notify such Underwriter of such claim shall not relieve it from any liability which it may have to any Company Indemnified Party otherwise than on account of its indemnity agreement contained in this paragraph. Such Underwriter shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but, if such Underwriter elects to assume the defense, such defense shall be conducted by counsel chosen by it. In the event that any Underwriter elects to assume the defense of any such suit and retain such counsel, the Company Indemnified Parties and any other Underwriter or Underwriters or controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them, respectively. The Underwriter against whom indemnity may be sought shall not be liable to indemnify any person for any settlement of any such claim effected without such Underwriter's consent. This indemnity agreement is not exclusive and will be in addition to any liability which such Underwriter might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to any Company Indemnified Party.

     (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or
(c) above in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to herein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Stock. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the

Selling Shareholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, defending, settling or compromising any such claim. Notwithstanding the provisions of this subsection
(c), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the shares of the Stock underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Underwriters' obligations to contribute are several in proportion to their respective underwriting obligations and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     8.  Survival of Indemnities, Representations, Warranties, etc.  The
         ----------------------------------------------------------
respective indemnities, covenants, agreements, representations, warranties and other statements of the Company, the Selling Shareholders and the several Underwriters, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, any Selling Shareholder, the Company or any of its officers or directors or any controlling person, and shall survive delivery of and payment for the Stock.

     9.  Conditions of Underwriters' Obligations.  The respective obligations of
         ---------------------------------------
the several Underwriters hereunder shall be subject to the accuracy, at and (except as otherwise stated herein) as of the date hereof and at and as of the Closing Dates, of the representations and warranties made herein by the Company and the Selling Shareholders, to compliance at and as of the Closing Dates by the Company and the Selling Shareholders with their covenants and agreements herein contained and other provisions hereof to be satisfied at or prior to the Closing Dates, and to the following additional conditions:

     (a) The Registration Statement shall have become effective and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company, the Selling Shareholders or the Representatives, shall be threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representatives. Any filings of the Prospectus, or any supplement thereto, required pursuant to Rule 424(b) or Rule 434 of the Rules and Regulations, shall have been made in the manner and within the time periods required by Rule 424 (b) and Rule 434 of the Rules and Regulations, as the case may be.

     (b) The Representatives shall have been satisfied that there shall not have occurred any change, on a consolidated basis, prior to the Closing Dates in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole, or any change in the capital stock, short-term or long-term debt of the Company and its subsidiaries considered as a whole (other than changes contemplated by the Prospectus), such that
     (i) the Registration Statement or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact which, in the opinion of the Representatives, is material, or omits to state a fact which, in the opinion of the Representatives, is required to be stated therein or is necessary to make the statements therein not misleading, or
     (ii) it is unpracticable in the reasonable judgment of the Representatives to proceed with the public offering or purchase the Stock as contemplated hereby.

     (c) The Representatives shall be satisfied that no legal or governmental action, suit or proceeding affecting the Company or any of its subsidiaries which is material and adverse to the Company or which affects or may affect the Company's ability to perform its obligations under this Agreement shall have been instituted or threatened, and there shall have occurred no material adverse development in any existing such action, suit or proceeding.

     (d) At the time of execution of this Agreement, the Representatives shall have received from each of Coopers & Lybrand L.L.P and Ernst & Young LLP, independent certified public accountants, a letter, dated the date hereof, in form and substance satisfactory to the Underwriters.

     (e) The Representatives shall have received from Coopers & Lybrand LLP, letters, dated each of the Closing Dates, to the effect that such accountants reaffirm, as of the Closing Dates, and as though made on the Closing Dates, the statements made in the letter furnished by such accountants pursuant to paragraph (d) of this Section 9.

     (f) The Representatives shall have received from Vinson & Elkins L.L.P., counsel for the Company, opinions dated as of each of the Closing Dates, to the effect set forth in Exhibit I hereto.
                             ---------

     (g) The Representatives shall have received from Darby & Darby, patent counsel for the Company, opinions dated as of each of the Closing Dates, to the effect set forth in Exhibit II hereto.
                             ----------

     (h) The Representatives shall have received from counsel for the Selling Shareholders (which counsel shall be reasonably satisfactory to the Representatives), opinions dated as of the Option Closing Date, to the effect set forth in Exhibit III hereto.
                         -----------

     (i) The Representatives shall have received from Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel for the Underwriters, opinions dated as of each of the Closing Dates, with respect to the incorporation of the Company, the validity of the Stock, the Registration Statement and the Prospectus and such other related matters as it may reasonably request, and the Company shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters.

     (j) The Representatives shall have received a certificate, dated each of the Closing Dates, of the chairman of the board and the chief financial or accounting officer of the Company, in their capacities as officers of the Company and not in their individual capacities, to the effect that:

            (i) No stop order suspending the effectiveness of the Registration Statement has been issued, and, to the best of the knowledge of the signers, no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act;

            (ii) Neither any Preeffective Prospectus, as of its date, nor the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, as of the time when the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

            (iii) The representations and warranties of the Company and the Selling Shareholders in this Agreement are true and correct at and as of the Closing Dates, and the Company and the Selling Shareholders have complied with all the agreements and performed or satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date; and

            (iv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as disclosed in or contemplated by the Prospectus, (A) there has not been any material adverse change or a development involving a material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole; (B) the business and operations conducted by the Company and its subsidiaries have not sustained a loss by strike, fire, flood, accident or other calamity (whether or not insured) of such a character as to interfere materially with the conduct of the business and operations of the Company and its subsidiaries considered as a whole; (C) no legal or governmental action, suit or proceeding is pending or threatened against the Company which is material to the Company, whether or not arising from transactions in the ordinary course of business, or which may materially and adversely affect the transactions contemplated by this Agreement; (D) since such dates and except as so disclosed, neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct, indirect or contingent, entered into any material transaction not in the ordinary course, made any change in its capital stock (except pursuant to its stock plans), made any material change in its short-term or funded debt or repurchased or otherwise acquired any of its capital stock; and (E) the Company has not declared or paid any dividend, or made any other distribution, upon its outstanding capital stock payable to stockholders of record on a date prior to such Closing Date.

     (k) The Company and the Selling Shareholders shall have furnished to the Representatives such additional certificates as the Representatives may have reasonably requested, including, without limitation, certificates as to the accuracy, at and as of the Closing Dates, of the representations and warranties made herein by them, severally and not jointly, and as to compliance at and as of the Closing Dates by the Company and the Selling Shareholders with their respective covenants and agreements herein contained and other provisions hereof to be satisfied at or prior to the Closing Dates, and as to satisfaction of the other conditions to the obligations of the Underwriters hereunder.

     (l) Cowen shall have received the written agreements of the officers, directors and holders of Common Stock listed in Schedule C that each will
                                                     ----------
     not offer, sell, contract to sell, grant any option to purchase or acquire any right to dispose or otherwise dispose for value, any shares of Common Stock of the Company or any securities convertible into, or exchangeable for, or warrants to purchase, any shares of Company Common Stock (including, without limitation, Common Stock which may be deemed to be beneficially owned by such holder in accordance with the Rules and Regulations) or request for the registration of the offer or sale of any of the foregoing for a period of ninety (90) days after the date hereof otherwise than hereunder or with the prior written consent of Cowen, other than pursuant to bona fide gifts to persons who agree in writing to be bound by the same restrictions and other than securities acquired by such holder in the public markets.

     (m) The Representatives shall have received a certificate, dated the Option Closing Date, from the Attorneys for each Selling Shareholder to the effect that, as of the Option Closing Date, they have not been informed that:

          (i) The representations and warranties made by such Selling Shareholder herein are not true or correct in any material respect on the Option Closing Date; or

          (ii) Such Selling Shareholder has not complied with any obligation or satisfied any condition which is required to be performed or satisfied on his, her or its part at or prior to the Option Closing Date.

     All opinions, certificates, letters and other documents will be in compliance with the provisions hereunder only if they are satisfactory in form and substance to the Representatives. The Company will furnish to the Representatives conformed copies of such opinions, certificates, letters and other documents as the Representatives shall reasonably request. If any of the conditions hereinabove provided for in this Section shall not have been satisfied when and as required by this Agreement, this Agreement may be terminated by the Representatives by notifying the Company of such termination in writing or by telegram at or prior to the Closing Dates, but Cowen shall be entitled to waive any of such conditions.


     10.  Effective Date.  This Agreement shall become effective immediately as
          --------------
to Sections 6, 7, 8, 10, 11, 12, 14, 15, 16, 17 and 18 hereof and, as to all other provisions, at 11:00 am. Boston Time on the first full business day following the effectiveness of the Registration Statement or at such earlier time after the Registration Statement becomes effective as the Representatives may determine on and by notice to the Company or by release of any of the Stock for sale to the public. For the purposes of this Section 10, the Stock shall be deemed to have been so released upon the release for publication of any newspaper advertisement relating to the Stock or upon the release by you of telegrams (i) advising Underwriters that the shares of Stock are released for public offering or (ii) offering the Stock for sale to securities dealers, whichever may occur first.

     11.  Termination.  This Agreement (except for the provisions of Section 6
          -----------
hereof) may be terminated by the Company at any time before it becomes effective in accordance with Section 10 hereof by notice to the Representatives and may be terminated by the

Representatives at any time before it becomes effective in accordance with
Section 10 hereof by notice to the Company. In the event of any termination of this Agreement under this or any other provision of this Agreement, there shall be no liability of any party to this Agreement to any other party, other than as provided in Sections 6, 7 and 12 hereof and other than as provided in Section 13 hereof as to the liability of defaulting Underwriters.

     This Agreement may be terminated after it becomes effective by the Representatives by notice to the Company (i) if at or prior to the First Closing Date or Option Closing Date trading in securities on Nasdaq National Market System shall have been suspended or minimum or maximum prices shall have been established on any such exchange or market, or a banking moratorium shall have been declared by New York or United States authorities; (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) if at or prior to the First Closing Date or Option Closing Date there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power or of any other insurrection or armed conflict involving the United States or (B) any change in financial markets or any calamity or crisis which, in the judgment of the Representatives, makes it impractical or inadvisable to offer or sell the Firm Stock or Optional Stock, as applicable, on the terms contemplated by the Prospectus; (iv) if there shall have been any development or prospective development involving particularly the business or properties or securities of the Company or any of its subsidiaries or the transactions contemplated by this Agreement, which, in the judgment of the Representatives, makes it impracticable or inadvisable to offer or deliver the Firm Stock or the Optional Stock, as applicable, on the terms contemplated by the Prospectus; (v) if there shall be any litigation or proceeding, pending or threatened, which, in the judgment of the Representatives, makes it impracticable or inadvisable to offer or deliver the Firm Stock or Optional Stock, as applicable, on the terms contemplated by the Prospectus; or (vi) if there shall have occurred any of the events specified in the immediately preceding clauses (i) - (v) together with any other such event that makes it, in the judgment of the Representatives, impractical or inadvisable to offer or deliver the Firm Stock or Optional Stock, as applicable, on the terms contemplated by the Prospectus.

     12.  Reimbursement of Underwriters.  Notwithstanding any other provisions
          -----------------------------
hereof, if this Agreement shall not become effective by reason of any election of the Company pursuant to the first paragraph of Section 11 hereof or shall be terminated by the Representatives under Section 9 or the second paragraph of
Section 11 hereof, the Company will bear and pay the expenses specified in
Section 6 hereof and, in addition to its obligations pursuant to Section 7 hereof, the Company will reimburse the reasonable out-of-pocket expenses of the several Underwriters (including reasonable fees and disbursements of counsel for the Underwriters) incurred in connection with this Agreement and the proposed purchase of the Stock, and promptly upon demand the Company will pay such amounts to you as Representatives.

     13.  Substitution of Underwriters.  If any Underwriter or Underwriters
          ----------------------------
shall default in its or their obligations to purchase shares of Stock hereunder and the aggregate number of shares which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed ten percent (10%) of the total number of shares underwritten, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the shares which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter or Underwriters shall so default and the aggregate number of shares with respect to which such default or defaults occur is more than ten percent (10%) of the total number of shares underwritten and arrangements satisfactory to the Representatives and the Company for the purchase of such shares by other persons are not made within forty-eight (48) hours after such default, this Agreement shall terminate.

     If the remaining Underwriters or substituted Underwriters are required hereby or agree to take up all or part of the shares of Stock of a defaulting Underwriter or Underwriters as provided in this Section 13, (i) the Company shall have the right to postpone the Closing Dates for a period of not more than five (5) full business days in order that the Company may effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective numbers of shares to be purchased by the remaining Underwriters or substituted Underwriters shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Underwriter of its liability to the Company or the other Underwriters for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 13 shall be without liability on the part of any non-defaulting Underwriter or the Company, except for expenses to be paid or reimbursed pursuant to Section 6 hereof and except for the provisions of Section 7 hereof.

     14.  Notices.  All communications hereunder shall be in writing and, if
          -------
sent to the Underwriters shall be mailed, delivered, telecopied or telegraphed and confirmed to you, as their Representatives c/o Cowen & Company at Financial Square, New York, New York 10005 except that notices given to an Underwriter pursuant to Section 7 hereof shall be sent to such Underwriter at the address furnished by the Representatives or, if sent to the Company, shall be mailed, delivered, telecopied or telegraphed and confirmed c/o Chief Executive Officer, Ergo Science Corporation, Charlestown Navy Yard, Fourth Floor, 100 First Avenue, Charlestown, Massachusetts 02129, or such other address of which the Company may provide notice to the Underwriters in accordance with the terms hereof or, if sent to one or more Selling Shareholders, such notice shall be mailed, delivered, telecopied or telegraphed and confirmed to Ergo Science Corporation, Charlestown Navy Yard, Fourth Floor, 100 First Avenue Charlestown, Massachusetts 02129, Attention: J. Warren Huff or Alan T. Barber, as Attorneys for the Selling Shareholders.

     15.  Successors.  This Agreement shall inure to the benefit of and be
          ----------
binding upon the several Underwriters, the Company, each Selling Shareholder and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company and the Selling Shareholders contained in this Agreement shall also be for the benefit of the person or persons, if any, who control any Underwriter or Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the respective officers, directors, partners, employees, representatives and agents of each such Underwriter, and the indemnities of the several Underwriters shall also be for the benefit of each director of the Company, each of its officers who has signed the Registration Statement, the person or persons, if any, who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each Selling Shareholder.

     16.  Applicable Law.  This Agreement shall be governed by and construed in
          --------------
accordance with the laws of the State of New York.

     17.  Authority of the Representatives.  In connection with this Agreement,
          --------------------------------
you will act for and on behalf of the several Underwriters, and any action taken under this Agreement by Cowen, as Representative, will be binding on all the Underwriters.

     18.  Partial Unenforceability.  The invalidity or unenforceability of any
          ------------------------
Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

     19.  General.  This Agreement constitutes the entire agreement of the
          -------
parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

     In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company, the Attorneys and the Representatives.

     20.  Counterparts.  This Agreement may be signed in two (2) or more
          ------------
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.



              [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

     If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us.

                                    Very truly yours,

                                    ERGO SCIENCE CORPORATION

                                    By:  ____________________________________
                                          Manuel Cincotta, Jr.
                                          Chairman of the Board

                                    SELLING SHAREHOLDERS

                                    By:  ___________________________________

                                    Name:___________________________
                                          Attorney-in-Fact for the
                                          Selling Shareholders named in
                                          Schedule B hereto

Accepted and delivered
as of the date first above written.

Cowen & Company
UBS Securities LLC
Needham & Company, Inc.

 Acting on their own behalf
 and as Representatives of the several
 Underwriters referred to in the
 foregoing Agreement.

 By:  Cowen & Company

 By:  Cowen Incorporated,
      its general partner

 By:  ___________________________________

     Name:_______________________________

     Title:______________________________

                                   SCHEDULE A

                        LIST OF THE SEVERAL UNDERWRITERS

                                    Number of         Number of
                                    Shares of         Shares of
                                    Firm Stock      Optional Stock
                                      to be             to be
       Name                         Purchased         Purchased
       ----                         ---------         ---------

Cowen & Company
UBS Securities LLC
Needham & Company, Inc.



     Total
                                     =========          =========


                                   SCHEDULE B

                          LIST OF SELLING SHAREHOLDERS

Selling Shareholder                               Number of Shares of
- -------------------                               Selling Shareholder
                                                  Stock to be Sold
                                                  ----------------


                                                        __________
     Total
                                                        ==========


                                   SCHEDULE C

                               LOCK-UP AGREEMENTS

     Officers, Directors and securityholders of Ergo Science Corporation who have signed Lock-up Agreements:

                                   SCHEDULE D

                                 OPTIONAL STOCK


Name                                              Number of Shares of
- ----                                                Optional Stock
                                                      to be Sold
                                                      ----------


                                                       _________
     Total
                                                       =========


                                   EXHIBIT I

                       OPINION OF VINSON & ELKINS, L.L.P.

     (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus; each of the Company's subsidiaries (collectively, the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus; the Company and each of the Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification, or in which the failure to qualify would have a materially adverse effect upon the business of the Company and the Subsidiaries taken as a whole; and the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable and are owned of record by the Company or a Subsidiary; and to such counsel's knowledge, the outstanding shares of capital stock of each of the Subsidiaries is owned free and clear of all liens, encumbrances and security interests, and to such counsel's knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or of ownership interests in the Subsidiaries are outstanding.

     (ii) The Company has authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus; the authorized shares of its Common Stock have been duly authorized; the outstanding shares of its Common Stock have been duly authorized and validly issued and are fully paid and non-assessable; all of the Stock conforms in all material respects to the description thereof contained in the Prospectus; the certificates for the Stock, assuming they are in the form filed with the Commission, are in due and proper form; the shares of Common Stock, including the Optional Stock, if any, to be sold by the Company pursuant to the Underwriting Agreement have been duly authorized and will be validly issued, fully paid and non-assessable when issued and paid for as contemplated by the Underwriting Agreement; and to such counsel's knowledge, no preemptive or similar rights of stockholders exist with respect to any of the Stock or the issue or sale thereof.

     (iii) Except as described in or contemplated by the Prospectus, to such counsel's knowledge, there are no outstanding securities of the Company convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company, and there are no outstanding or authorized options, warrants or rights of any character obligating the Company to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock; and except as described in the Prospectus, to such counsel's knowledge, there is no holder of any securities of the Company or any other person who has the right, contractual or otherwise which has not been effectively waived, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Stock or the right to have any Common Stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Securities Act of any Common Stock or other securities of the Company.

     (iv) The Registration Statement has become effective under the Act and, to such counsel's knowledge, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Securities Act.

     (v) The Registration Statement, the Prospectus and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations (except that we express no opinion as to the financial statements and notes thereto and other financial information included therein).

     (vi) The statements in the Prospectus set forth under the caption "Description of Capital Stock", insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate summaries and fairly and correctly present the information called for with respect to such documents and matters.

     (vii) Based on current law, the holding periods of the holders of the Company's unregistered securities are as reflected under the caption "Shares Eligible for Future Sale" in the Prospectus.

     (viii) Such counsel knows of no contracts or documents required to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus which are not so filed or described as required.

     (ix) Such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its Subsidiaries is a party or to which any of the properties of the Company or any of its Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described.

     (x) The execution and delivery by the Company of the Underwriting Agreement and the consummation of the transactions therein contemplated do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, (A) the Charter or By-laws of the Company or any of its Subsidiaries or (B) any agreement or other instrument known to such counsel to which the Company or any of its Subsidiaries is a party or by which the Company of any of its Subsidiaries is bound, or (C) any judgment, order or decree known to such counsel applicable to the Company of any governmental body, agency or court having jurisdiction over the Company or any of its Subsidiaries.

     (xi) No approval, consent, order, authorization, designation, declaration, qualification or filing of, by or with any regulatory, administrative or other governmental body or agency is required for the execution, delivery or performance by the Company of its obligations under this Agreement and the consummation of the transaction contemplated thereby, except such as may be required by the Securities Act and the applicable rules and regulations of the Commission thereunder (all of which have been obtained), and the Securities or Blue Sky Laws of the various states in connection with the offer and sale of the Stock by the underwriters.

     (xii) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

     (xiii) The Stock issued and sold by the Company has been approved for listing on The Nasdaq Stock Market, National Market System, upon official notice of issuance.

     (xiv) The Company is not, and will not become as a result of the consummation of the transactions contemplated by this Agreement, required to register as an investment company under the Investment Company Act of 1940.

     (xv) Upon delivery of the Selling Shareholder Stock against payment therefor as provided for in the Underwriting Agreement, each of the Underwriters (assuming that they are bona fide purchasers within the meaning of the Uniform Commercial Code) will have acquired good and marketable title on the Option Closing Date to the Selling Shareholder Stock being sold by each Selling Shareholder, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest whatsoever.

     In rendering such opinion Vinson & Elkins, L.L.P. may rely as to matters governed by the laws of states other than Delaware or Federal laws on local counsel in such jurisdictions, provided that in each case Vinson & Elkins, L.L.P. shall state that they believe that they and the Underwriters are justified in relying on such other counsel.

     In addition to the matters set forth above, Vinson & Elkins L.L.P. shall also provide a statement to the effect that nothing has come to the attention of Vinson & Elkins, L.L.P. which has caused it to believe that (i) the Registration Statement, or any amendment thereto, as of the time it became effective under the Securities Act or as of the Closing Dates, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the Prospectus, or any supplement thereto, on the date it was filed pursuant to the Rules and Regulations and as of the Closing Dates, as the case may be, contained, an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements, in the light of the circumstances under which they are made, not misleading (except that Vinson & Elkins, L.L.P. need express no view as to financial statements and notes thereto and other financial information included therein). With respect to such statement, Vinson & Elkins, L.L.P. may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

                                   EXHIBIT II

                            OPINION OF DARBY & DARBY

     (i) Insofar as the statements in the Registration Statement and the Prospectus (A) under the caption "Risk Factors-Uncertainty of Protection for Patents and Proprietary Rights" and (B) under the caption "Business - Patents, Proprietary Rights, and Licenses," constitute summaries of matters of intellectual property law, they are accurate statements or summaries of the matters set forth therein.

     (ii) Based on the information available to us as patent counsel for the Company, but without our having conducted a formal investigation, no facts have come to our attention that would form a basis for our believing that the above-described portions of the Registration Statement and the Prospectus contain any untrue statement of a material fact with respect to the patent position of the Company or omit to state any material fact relating to the patent position of the Company, which is necessary in order to make the statements contained therein not misleading.

     (iii) Based solely on: (1) the information available to us as patent counsel for the Company; (2) the results of a title search that we conducted at the United States Patent & Trademark Office (the "USPTO") (subject to the limitations of such searches including the fact that the USPTO records are incomplete); and (3) representations by the Company that no interests have been conveyed by the Company to third parties which have not been recorded in the USPTO, and except for (A) certain rights held by Massachusetts General Hospital with respect to certain patent applications covering the treatment of immune dysfunction, the treatment of cancer, and the use of M-1 muscarinic receptor antagonists, (B) the fact that Geneva Pharmaceuticals, Inc. is a co-owner with the Company of one of the Company's patent applications, (C) the possibility that the United States government may have certain rights under 35 U.S.C. (S) 200-212 in and to the patents and patent applications in Schedule A, the Company is either the co-owner of record or the beneficial co-owner of, or has license rights from LSU or the Rowland Institute of Science under, the patents and patent applications identified in Schedule A to this opinion. With respect to item (C) of this section (iii), based on the information available to us as patent counsel for the Company, and having conducted the investigation described below in this section (iii), we have no reason to believe that the U.S. government has rights in and to the patents and applications listed in Schedule A except for those patents and applications listed in Schedule D, with respect to all of which LSU has made an effective election to retain title. The investigation referred to in the preceding sentence included (a) a review of the pertinent grant documents and correspondence which LSU provided to us (stating that their records were incomplete) or which were requested and obtained from the U.S. government under the Freedom of Information Act (the U.S. government also stated that its records were incomplete); (b) conferences with the inventors of the applications and patents listed in Schedule A and with patent counsel for LSU as well as the Director of the LSU Office of Sponsored Research; and (c) a review of the patents and patent applications listed in Schedule A.

     (iv) Based on the information available to us as patent counsel for the Company but without having conducted a formal investigation, we have no knowledge of any facts that would cause us to believe that the Company lacks adequate intellectual property rights or licenses to conduct the business that is proposed to be conducted in the United States by the Company as described in the Prospectus and in the Registration Statement.

     (v) Based on the information available to us as patent counsel for the Company but without our having conducted a formal investigation, (A) no facts have come to our attention that cause us to believe that any of the United States patents owned by or licensed to the Company and identified in Schedule A is unenforceable or invalid; and (B) we are not aware of any patents of others which are or would be infringed by specific, current or proposed, products or processes referred to in the Prospectus and in the Registration Statement in such manner as to materially and adversely affect the Company.

     (vi) Based on (1) the information available to us as patent counsel for the Company, and (2) an investigation of the on-line databases identified in Schedule C (subject to the limitations of such on-line investigations including but not limited to the fact that they contain incomplete records), and having obtained a confirming representation from the Company, we have no knowledge of any pending or threatened action, suit, proceeding or claim by others that the Company is infringing any patent which could result in any material adverse effect on the Company.

     (vii) To the best of our knowledge as patent counsel for the Company, and based on (A) the investigation referred to in section (vi)(2) above, and (B) the Company's representations but without having made another investigation, there are no legal or governmental proceedings relating to United States or foreign patent rights pending against the Company other than Official Actions by the USPTO and foreign patent offices on pending United States and foreign patent applications co-owned by or licensed to the Company, and to our knowledge no such proceedings are threatened or contemplated by governmental authorities or others.

     (viii) Based on the information available to us as patent counsel for the Company, as well as on the Company's representation, but having made no other investigation, we do not know of any contracts or other documents, other than those described in Schedule B, affecting the Company's rights in patents, patent applications, trade secrets or other proprietary information.

                                  EXHIBIT III

                   OPINION OF COUNSEL TO SELLING SHAREHOLDERS

     (i) The Underwriting Agreement has been duly authorized, executed and delivered on behalf of the Selling Shareholders.

     (ii) The Custody Agreement and the Power of Attorney executed and delivered by each Selling Shareholder constitute the valid and binding agreements of the Selling Shareholder, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

     (iii) Each Selling Shareholder has full legal right, power and authority, and any approval required by law (other than as required by state securities and Blue Sky laws as to which we express no opinion), to sell, assign, transfer and deliver the portion of the Selling Shareholder Stock to be sold by such Selling Shareholder.